ACQUIRED INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2014
ACQUIRED INTANGIBLE ASSETS, NET
Schedule of acquired intangible assets

	December 31,	December 31,
	2013	2014
Trade name/domain name	$3,202,608	$3,202,608
User base	485,735	485,735
Operating system	87,467	87,467
Customer relationship	21,309	21,309
Total	3,797,119	3,797,119
Less: Accumulated amortization	(1,762,328)	(1,762,328)
Less: Impairment of intangible assets	(2,034,791)	(2,034,791)
Acquired intangible assets, net	$—	$—